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                                                                    Exhibit 10.6


                                PROMISSORY NOTE

$120,411.85                                                   Longmont, Colorado
                                                              September 30, 1997

      FOR VALUE RECEIVED, the undersigned promises to pay to the order of Loren
E. Bagley, the sum of One Hundred Twenty Thousand Four Hundred Eleven and
85/100 Dollars ($120,411.85), with interest at the rate of ten percent (10%) per annum on the unpaid balance.

      Said sum shall be payable in the manner following:

      (1) Due and payable on demand.

      The undersigned shall have the right to prepay without penalty. In the event any payment due hereunder is not made when due, the entire balance shall be immediately due at the option of holder.

      In the event of default, the undersigned agrees to pay all reasonable attorney fees and costs of collection.

Attest:                                Kaire International, Inc.

/s/ [illegible]                    By /s/ Robert L. Richards
--------------------------            -------------------------------
Secretary                                 Robert L. Richards, C.E.O.

STATE OF COLORADO:
COUNTY OF BOULDER, TO-WIT:

      This instrument was acknowledged before me this 30th day of September, 1997, by Robert L. Richards, C.E.O., of Kaire International, Inc., a Delaware corporation, on behalf of said corporation.

                                   My commission expires: 5-April-1999

                                   /s/ [illegible]
                                   ----------------------------
                                           Notary Public